Envista Announces Release of Inaugural Sustainability Report

BREA, Calif., June 2, 2021 /PRNewswire/ -- Envista Holdings Corporation (NYSE: NVST) today announced the release of its inaugural Sustainability Report highlighting the Company’s actions and progress across environmental, social, and governance (ESG) topics. Following guidance from the Sustainability Accounting Standards Board (SASB) and Global Reporting Initiative’s (GRI) reporting frameworks, Envista reports on notable topics while also demonstrating alignment across business impact goals and 6 relevant United Nations Sustainable Development Goals (UNSDG).

“Since Envista’s inception in September 2019, we have prioritized ESG as a means to responsibly serve the dental industry. We are committed to providing quality dental products and improving patient care globally. Our Envista Business System (EBS) embeds sustainability into our operations by prioritizing health and safety, product quality and innovation, and continuous improvement,” said Amir Aghdaei CEO of Envista. “Our customers and employees are at the heart of what we do and are critical to delivering on our mission and bringing innovation to life.’’

Highlights from FY20 Sustainability Report:

•Putting employee and customer safety first during COVID-19 by providing employees with PPE and proper training to continue to operate safely during the pandemic.
•Prioritizing gender pay equity and achieving 99% pay equity in the U.S.
•Piloting a new global supplier assessment tool to improve supplier transparency and ensure compliance with all Envista policies.
•Contributing to oral health by offering over 4,000 professional training and education events globally, reaching over 400,000 participants.
•Ranking among the top 6% of all Mexican facilities, Envista’s Mexicali plant received Clean Industry Recertification from the Mexican government by exceeding compliance with current safety and environmental standards.
•Launching new Employee Resource Groups including – Envista Women + Friends ERG and Envista Multi-Cultural + Friends ERG.
•Expanding talent and hiring partnerships with African American student unions, Hispanic Serving Institutions and student organizations, and diverse engineering groups as well as Consortium, an organization that connects diverse MBA candidates with Envista opportunities.
•Introducing new PROPHYflex 4 Air Polishing Device high performance handpieces with improved ergonomics that allow clinicians to provide higher quality care with greater comfort and ease.

Mr. Aghdaei added, “We have invested in expanding our diversity and inclusion efforts across the company to foster innovation and opportunity and plan to continue to make Envista a more diverse and inclusive place to work over the coming years. 2020 was a defining year for us in that it disrupted our customers’ businesses and our own operations, requiring us to immediately shift our focus to ensure the health and well-being of our employees. We have emerged from 2020 as a stronger and more resilient organization and this spirit animates our inaugural Sustainability Report and our ESG efforts. I am confident that the company’s leaders will continue to excel on ESG measures as we advance our sustainability journey.”

The FY20 Sustainability Report provides a starting point from which Envista will continue to improve its performance across material ESG topics and continue to disclose relevant information. Envista's FY20 Sustainability Report can be accessed on the Company's website at www.envistaco.com. The Company welcomes feedback on its FY2020 Sustainability Report which can be shared via email at sustainability@envistaco.com.

ABOUT ENVISTA

Envista is a global family of more than 30 trusted dental brands, united by a shared purpose: to partner with professionals to improve lives. Envista helps its customers deliver the best possible patient care through industry-leading dental consumables, solutions, technology, and services. Our comprehensive portfolio, including dental implants and treatment options, orthodontics, and digital imaging technologies, covers an estimated 90% of dentists' clinical needs for diagnosing, treating, and preventing dental conditions as well as improving the aesthetics of the human smile. Envista companies, including KaVo Kerr, Nobel Biocare, and Ormco, partner with dental professionals to help them deliver the best possible patient care. With a foundation comprised of the proven Envista Business System (EBS) methodology, an experienced leadership team, and a strong culture grounded in customer centricity, commitment to innovation, respect, continuous improvement, and leadership, Envista is well-equipped to meet the end-to-end needs of dental professionals worldwide. Envista is one of the largest global dental products companies, with significant market positions in some of the most attractive segments of the dental products industry. For more information, please visit www.envistaco.com.

FORWARD-LOOKING STATEMENTS

Certain statements in this release are “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the impact of the COVID-19 pandemic, the conditions in the U.S. and global economy, the markets served by us and the financial markets, the impact of our debt obligations on our operations and liquidity, developments and uncertainties in trade policies and regulations, contractions or growth rates and cyclicality of markets we serve, fluctuations in inventory of our distributors and customers, loss of a key distributor, our relationships with and the performance of our channel partners, competition, our ability to develop and successfully market new products and services, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, penalties associated with any off-label marketing of our products, modifications to our products that require new marketing clearances or authorizations, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions, contingent liabilities relating to acquisitions, investments and divestitures, significant restrictions and/or potential liability based on tax implications of transactions with Danaher, security breaches or other disruptions of our information technology systems or violations of data privacy laws, our ability to adequately protect our intellectual property, the impact of our restructuring activities on our ability to grow, risks relating to currency exchange rates, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, risks relating to product, service or software defects, risks relating to product manufacturing, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole or limited sources of supply, the impact of regulation on demand for our products and services, labor matters, international economic, political, legal, compliance and business factors, and disruptions relating to war, terrorism, widespread protests and civil unrest, man-made and natural disasters, public health issues and other events. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Annual Report on Form 10-K for fiscal year 2020 and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, we do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

CONTACT

Stephen Keller
Investor Relations
Envista Holdings Corporation
200 S. Kraemer Blvd., Building E
Brea, California 92821
Telephone: (714) 817-7000

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